EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Northeast Island Corp., on Form 10-Q for the period ending October 31, 2010, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Gene Maher, Principal Accounting Officer of Northeast Island Corp., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ending October 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ending October 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Northeast Island Corp.

Date: December 15, 2010	/s/ Gene Maher
Gene Maher
Principal Accounting Officer